UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15 (d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) July 11, 2008

                       CHUGACH ELECTRIC ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


           Alaska                     33-42125                    92-0014224
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

   5601 Electron Drive, Anchorage, Alaska                            99518
 (Address of Principal's Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (907) 563-7494

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Chugach Electric Association, Inc. (Chugach) Board of Directors appointed Bradley W. Evans as Chief Executive Officer, effective July 1, 2008. The contract terms are being finalized.

Bradley W. Evans, 53, was appointed Interim CEO on December 5, 2007. Prior to that appointment, Mr. Evans had served as Sr. Vice President, Power Supply since March 20, 2006, General Manager, G&T Division since January 31, 2005, Sr. Vice President, Energy Supply since June 5, 2002 and Director, Energy Supply since February 26, 2001. Prior to his current Chugach employment, Mr. Evans served as Manager, System Dispatch for Golden Valley Electric Association.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  July 14, 2008                      CHUGACH ELECTRIC ASSOCIATION, INC.




                                          By:   /s/ Lee D. Thibert


                                                Lee D. Thibert acting for
                                                Bradley W. Evans
                                                Chief Executive Officer